Exhibit 10.2B
                    DEFERRED INCOME PLAN FOR
                   TEXTRON KEY EXECUTIVES
                 (Effective January 1, 1994)

                       First Amendment

Pursuant to Section 9.03 of the Deferred Income Plan for
Textron Key Executives (Restated, effective January 1, 1994)
(the "Plan"), Textron Inc. hereby amends the Plan, effective
October 26, 1996, as follows:

          1. Section 3.01(a) of the Plan is hereby amended to read in its entirety as follows:
          "3.01(a) For record-keeping purposes only, Textron
shall maintain a         Moody's Account, a Stock Unit
Account and an Interest Account, as is            necessary,
for each Participant who has the receipt of Compensation deferred under this Plan."

          2.        Section 3.11 of the Plan is hereby
amended to delete the first sentence thereof and to add a new second sentence to read in its entirety as follows:

          "A Participant who has terminated his Textron
Employment may, subject  to the    provisions of Section 16
of the Securities Exchange Act of 1934, once      each
calendar quarter, elect to transfer, in 10% increments,
effective the first      calendar day of the month following
the month in which the election is made, any      amount in
his Stock Unit Account which is then nonforfeitable
according to   Section 3.07, to his Interest Account.

          3. Section 4.01 of the Plan is hereby amended to delete the word "and" immediately following the words "Moody's Plus Rate," and to delete the words "each valued as of the Determination Date immediately following the date on which his Textron Employment ends," and to substitute in their place the following words, "and the amount in his Interest Account".

          4. Section 4.02(a) of the Plan is hereby amended to delete the word "and" immediately following the words "Moody's Plus Rate)" and to substitute in its place the following words, "the amount in", and immediately after the word "death" to add the following words, "and the amount in her Interest Account".

          5. Section 4.03 of the Plan is hereby amended to delete the word "and" immediately following the words "Moody's Plus Rate)" and to substitute in its place a "," and to delete the words "each valued as of the Determination Date immediately following the date on which his Textron Employment ends," and to substitute in their place the following words, "and the amount in his Interest Account".

          6. Section 4.04 of the Plan is hereby amended to delete the words "and the", to substitute in their place the following words, "the amount in her", to delete the words "(transferred immediately to an Interest Account)", and to substitute in their place the following words, "and the amount in her Interest Account".

          7.        Section 5.02 of the Plan is hereby
amended to add, immediately following the words
"Participant's Moody's Account", the following words ", his Stock Unit Account".

          8.   Section 5.03(a)  of the Plan is hereby
amended to delete the words "Interest shall be credited as of each Determination Date on the unpaid balance of Plan benefits, based on the interest rates described in Section
3.03 or Section 3.10, as appropriate.".

          9.        Section 5.04 of the Plan is hereby
amended to add, immediately following the words "Moody's
Account", the following words ", Stock Unit Account".

          10.  The Plan is hereby amended to add a new
Section 5.05 to read in its entirety as follows:

          "5.05 Distributions under this Article V shall be
made on a pro rata basis      from each account in which
there is an amount."


     IN WITNESS WHEREOF, Textron Inc. has caused this First
Amendment to be executed by its duly authorized officer to be effective as of October 26, 1996.

                              TEXTRON INC.


                              By:/s/Carol J. Grant
                                   Carol J. Grant
                                  Vice President, Human Resources

                  DEFERRED INCOME PLAN FOR
                   TEXTRON KEY EXECUTIVES
                 (Effective January 1, 1994)

                      Second Amendment

Pursuant to Section 9.03 of the Deferred Income Plan for
Textron Key Executives (Restated, effective January 1, 1994)
(the "Plan"), Textron Inc. hereby amends the Plan, effective
April 23, 1997, as follows:

          1. Section 1.06 of the Plan is hereby amended to delete the second sentence thereof and to add in lieu thereof language as follows:

          "Automatic Deferred Income" means amounts in
excess of 100% of a Participant's Annual Incentive Compensation Target, as defined in Section 4.01(a) of the Annual Incentive Compensation Plan for Textron Employees, in the years following a Participant's fifth full year of participation in this Plan, but only if the Participant has not achieved or maintained a "Minimum Stock Ownership
Level".   Minimum Stock Ownership Level means a dollar value
of Textron shares as of September 30 that equals or exceeds for the following Participants the following amounts.

Participant                        Minimum Stock Ownership Level
CEO & COO                               5 times base salary
Other Proxy-Named Executives            3 times base salary
All other Corporate Officers            2 times base salary
Segment Heads and Group Presidents      2 times base salary
Division Presidents                     1 times base salary

For purposes of this Plan, "Stock Ownership" includes shares obtained through open market purchases, stock option exercises, the Textron Savings Plan, and stock units in the Deferred Income Plan and in the Supplemental Benefits
Plan.

     IN WITNESS WHEREOF, Textron Inc. has caused this Second
Amendment to be executed by its duly authorized officer to be effective as of April 23, 1997.

                              TEXTRON INC.


                              By:/s/Carol J. Grant
                                    Carol J. Grant
                                    Vice President, Human Resources

                  DEFERRED INCOME PLAN FOR
                   TEXTRON KEY EXECUTIVES
                 (Effective January 1, 1994)

                       Third Amendment

Pursuant to Section 9.03 of the Deferred Income Plan for
Textron Key Executives (Restated, effective January 1, 1994)
(the "Plan"), Textron Inc. hereby amends the Plan, as follows:

          1. Section 3.08 of the Plan is hereby amended to read in its entirety as follows:

     "With respect to deferrals into this Plan of amounts from the Annual Incentive Compensation Plan for Textron Employees and the Long Term Incentive Plan for Textron Employees, Textron shall credit stock units to a Participant's Stock Unit Account, equal to the number of shares the deferred amount could have purchased at the "current value" of a share of Textron Common Stock. The "current value" of a share of Textron Common Stock shall be as defined in Section 3.7 of the Long Term Incentive Plan for Textron Employees. With respect to deferrals into this Plan of any other amounts, each month Textron shall credit stock units to a Participant's Stock Unit Account equal in number to the number of shares of Textron Common Stock that the deferred amount could have purchased at a price per share equal to the average price per share of Textron Common Stock contributed to the Textron Savings Plan for that month.

          2. Section 5.03(a) of the Plan is hereby amended to delete the words "on or" immediately following the word
"begins".


IN WITNESS WHEREOF, Textron Inc. has caused this Amendment to be executed by its duly authorized officer to be effective as of October 27, 1998.

                              TEXTRON INC.


                              By:/s/Carol J. Grant
                                 Carol J. Grant
                                 Vice President, Human Resources